UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14 A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PERK INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

April 28, 2021

Dear Stockholder of Perk International Inc.:

I am pleased to invite you to attend the 2021 Annual Meeting of Stockholders of Perk International Inc., to be held on June 10, 2021 at 3:00 PM EST, at Embassy Suites, 202 Tamiami Trail, Sarasota FL, 34236.

At the meeting, we will reflect on our outlook for the business in 2021. Following that discussion and after addressing any questions you may have; we will cover the business matters outlined in the accompanying Notice of Annual Meeting and Proxy Statement.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Perk International (the “Company”) for use at our 2021 Annual Meeting of Stockholders (to be held on June 10, 2021 at 3:00PM, Eastern Time, at Embassy Suites, 202 Tamiami Trail, Sarasota FL, 34236, and at any postponements or adjournments thereof. This Proxy Statement, along with the Notice of Annual Meeting and proxy card, and the Company’s Annual Report on Form 10-K (the “Annual Report”) for the year ended December 31, 2020 are being mailed on or about April 28, 2021 to stockholders of the Company (the “Stockholders”) of record as of April 13,2021 (the “Record Date”).

You may vote your shares by regular mail, via the internet at www.proxyvote.com, over the phone with the number located on your proxy materials, or in person during the Annual Meeting. The Annual Meeting is being held so that stockholders may consider the election of directors and to approve the actions of the Custodian of the Corporation, Barton Hollow LLC.

The Board of Directors of Perk International, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of Perk International, Inc. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors the officers and employees of Perk International, Inc., I would like to take this opportunity to thank our stockholders for the confidence you place in us through your investment. We look forward to seeing you at the meeting.

Sincerely,

/s/ Nelson Grist
Nelson Grist CEO and Director

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	2

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS	4

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9

MATTERS TO COME BEFORE THE ANNUAL MEETING	10

PROPOSAL No. 1: ELECTION OF DIRECTORS	10

PROPOSAL No. 2: RATIFICATION OF ACTIONS TAKEN BY CUSTODIAN	12

STOCKHOLDER PROPOSALS	14

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	14

OTHER MATTERS	14

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Perk International, Inc.

2375 East Camelback Rd, Suite 600

Phoenix, AZ 85016

(602) 502-0602

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2021 Annual Meeting of Stockholders of Perk International, Inc. (the “Company”) will be held in person at Embassy Suites, 202 Tamiami Trail, Sarasota FL, 34236 at 3:00 PM., eastern standard time, on June 10, 2021 for the following purposes:

1.	To elect as directors the one nominee named in the Proxy Statement to serve for the ensuing year and until their respective successors are duly elected and qualified:

2.	To approve the actions taken by the Custodian of the Corporation, Barton Hollow LLC; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These proposals are more fully described in the Proxy Statement following this Notice.

The Board of Directors recommends that you vote (i) FOR the election of the nominee to serve as a director of the Company, and (ii) FOR the approval of the actions of the Custodian of the Company.

The Board of Directors has fixed the close of business on Tuesday, April 13, 2021 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A list of the stockholders of record as of the close of business on April 13, 2021 will be available for inspection by any of our stockholders for any purpose relevant to the Annual Meeting during normal business hours at our principal offices, 2375 East Camelback Rd, Suite 600, Phoenix, AZ 85016, beginning on the mail date, April 28, 2021, and at the Annual Meeting. Please call 602 358-7505 or email nelson@perkint.com to set up a time to inspect the Registered Shareholder List

Stockholders are cordially invited to an in person Annual Meeting. Regardless of whether you plan to attend the Annual Meeting, please mark, date, sign and return the enclosed proxy to ensure that your shares are represented at the Annual Meeting. Stockholders of record at the close of business on the record date, whose shares are registered directly in their name, and not in the name of a broker or other nominee, may vote their shares in person at the Annual Meeting, even though they have sent in proxies.

By order of the Board of Directors,

/s/ Nelson Grist
Nelson Grist CEO and Director

April 28, 2021

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YOUR VOTE IS IMPORTANT

Please vote via the Internet or telephone.

Internet: www.proxyvote.com

Phone:1-800-690-6903

If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide.

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PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

June 10, 2021

ABOUT THE MEETING

This proxy statement for Perk International, Inc. (“Perk” or the “Company”) is furnished in connection with the solicitation by our Board of Directors of proxies of stockholders for shares to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) at 3:00 p.m., eastern standard time, on Wednesday, June 10, 2021, and any and all adjournments or postponements thereof.  This proxy statement and the accompanying proxy are first being made available to our stockholders on or about April 28, 2021.

Important Notice Regarding the Internet Availability of Proxy Material – Our Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com

What is the date, time and place of the Annual Meeting?

Perk’s 2021 Annual Stockholders Meeting will be held on Wednesday, June 10, 2021, beginning at 3:00 p.m., eastern standard time, Embassy Suites, 202 Tamiami Trail, Sarasota FL, 34236.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders on the cover page of this proxy statement, consisting of: (1) election of a director; (2) approval of the actions taken by the Company’s Custodian, Barton Hollow LLC; and (3) any other matters that properly come before the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Only our stockholders of record at the close of business on April 13, 2021, the Record Date for the Annual Meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the Annual Meeting. As of the Record Date, there were 227,203,331 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting.

A list of stockholders will be available at our headquarters at 2375 East Camelback Rd, Suite 600, Phoenix, AZ 85016, as of the mail date, April 28, 2021 through to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder.

Why am I receiving these materials?

You are receiving these materials because, as of April 13, 2021, the Record Date for the Annual Meeting, you owned shares of Perk common stock.  Perk has made these materials available to you on the Internet or has delivered printed versions of these materials to you by mail, in connection with the Company’s Board of Directors’ solicitation of proxies for use at the annual meeting of stockholders to be held on Wednesday, June 10, 2021 at 3:00 p.m. eastern standard time.  These proxy materials give you information to determine how to vote in connection with the Annual Meeting.

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What proposals will be voted on at the Annual Meeting?

Stockholders will vote on two proposals at the Annual Meeting:

•	The election to the Board of the one nominee named in this proxy statement (Proposal No. 1);

•	Ratification of the Actions taken by the Company’s Custodian, Barton Hollow LLC (Proposal No. 2); and

What are the Board of Directors’ voting recommendations?

The Board recommends that you vote your shares:

•	“FOR the nominee to the Board (Proposal No. 1);

•	“FOR” ratification of the Actions taken by the Company’s Custodian, Barton Hollow LLC (Proposal No. 2); and

Where is Perk’s head office? And what is Perk’s main telephone number?

Our head office is located at 2375 East Camelback Rd, Suite 600, Phoenix, AZ 85016. Our telephone number is (602) 358-7505.

How do I register to attend the Annual Meeting in person?

If you are a registered stockholder, you do not need to register to attend the Annual Meeting in person.

If you hold your shares through an intermediary, such as a bank or broker, you must obtain a legal proxy from your broker, bank or other holder of record and present it at the Annual Meeting. Please contact that organization for instructions regarding obtaining a legal proxy. To register to attend the annual meeting, you must submit proof of your proxy power (legal proxy) reflecting your Perk International, Inc. holding along with your name and email address to nelson@perkint.com for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Standard Time on June 9, 2021.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to Perk International at the following:

(i)	By email: Forward the email from your broker, or attach an image of your legal proxy to nelson@perkint.com; or

(ii)	By mail: 2375 East Camelback Ro, Suite 600, Phoenix AZ, 85016

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How do I vote my shares if I am a stockholder of record?

There are four ways to vote:

•	In person during the Annual Meeting.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the ballot.

•	By Telephone. With your proxy card in hand, you may vote by proxy by calling the toll-free number found on the ballot.

•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

How do I vote my shares if I am a beneficial owner of shares held in street name as of the Record Date?

There are four ways to vote:

•	In person at the Annual Meeting.

•	Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the ballot.

•	By Telephone. With your proxy card in hand, you may vote by proxy by calling the toll-free number found on the ballot.

•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

What is the quorum requirement for the Annual Meeting?

One-half of the votes entitled to be cast on the matter by a voting group, represented virtually online or by proxy, constitutes a quorum of that voting group for the action on the matter, and abstentions and broker non-votes will be counted as present for purposes of establishing a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, if you:

•	Are present in person at the Annual Meeting; or

•	Have voted on the Internet, by telephone or by properly submitting a proxy card or vote instruction form by mail.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

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How are proxies voted?

All stock represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholders’ instructions.

How are votes counted?

Votes will be counted by the inspector of election appointed at the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes. A “broker non-vote” occurs when a nominee holding stock for a beneficial owner does not receive instructions with respect to the proposals from the beneficial owner.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you either indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board or sign and return a proxy card without giving specific voting instructions then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and with respect to any other matters properly presented for a vote at the Annual Meeting as the proxy holders may determine in their discretion.

Brokers and other nominees who hold common stock in street name and do not receive instructions from their clients on how to vote on a particular proposal are not permitted to vote on these proposals. The absence of votes from brokers is referred to as broker non-votes.  Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum.

Can I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date;

•	You may notify Perk in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at its corporate offices before the Annual Meeting, that you are revoking your proxy; or

•	You may vote in person.

What happens if I do not vote?

The presence, at the Annual Meeting, or by proxy, of one-half of the votes entitled to be cast on the matter by a voting group is necessary to constitute a quorum at the Annual Meeting. For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not receive voting instructions on any proposal are not permitted to vote. They are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

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If my stock is held in “street name” by my broker, will my broker vote my stock for me?

If a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote virtually online at the Annual Meeting, the stockholder must contact his or her broker or bank and obtain from the record holder a “legal” proxy issued in the stockholder’s name. Absent specific instructions from the beneficial owners of the shares, brokers who hold shares in “street name” for clients no longer have the authority to vote on proposals when they have not received instructions from beneficial owners. Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting.

Who bears the cost of soliciting proxies?

Perk may require the use of a proxy solicitation firm. Perk would bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. Perk estimates, that if required, that the costs associated with solicitations of the proxies requested by this proxy statement would be approximately $15,000 plus out-of-pocket expenses.

In addition to soliciting proxies by mail, certain members of the Company’s directors, officers, and regular employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on the Company’s behalf.

Where can I find more information about Perk?

Perk filed its corporate reports on the SEC’s website located at www.sec.gov. These reports, together with other corporate filings are available for your review on the Internet by visiting the SEC’s website. Copies of any reports, including exhibits, will be furnished to stockholders upon written request. All written requests should be directed to: Corporate Communications, Perk International Inc. 2375 East Camelback Rd, Suite 600, Phoenix, AZ 85016, USA.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that Perk file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Perk, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, Perk’s Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of our common stock (“Section 16 Insiders”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge based solely on a review of the copies of such reports furnished to us and the Section 16 Insiders’ representations to us, for the year ended December 31, 2020, our Section 16 Insiders complied with their respective filing requirements under Section 16(a) on a timely basis.

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Security Ownership of Certain Beneficial Owners and Management

The following table shows information regarding the beneficial ownership of our common stock for the following:

•	Each stockholder known by us to beneficially own more than 5% of our common stock;

•	Each of our current directors;

•	Each executive officer named in the Summary Compensation Table in “Executive Compensation;” and

•	All directors and executive officers as a group.

All information is as of March 29, 2021, except as noted otherwise.

Name of Beneficial Ownership	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Nelson Grist	0 (2)	*%
Matt O’Brien	35,000,000	15.405%
Robert J. Oswald	35,000,000	15.405%
Marcus Southworth	125,000,000	55.017%
All directors and executive officers as a group (1 person)	(2)	*%

*	Denotes ownership which is less than one percent (1%) of the outstanding shares on March 29, 2021 of 2,272,033.

(1)	In accordance with Rule 13d-3(d)(1) under the Exchange Act the applicable percentage of ownership of each stockholder is based on 11,360,166 shares of Common Stock outstanding as of March 29, 2021, plus any securities held by such stockholder exercisable for or convertible into Common Shares within 60 days after the date of this Proxy Statement.

(2)	Nelson Grist is the Chief Executive Officer and Director of the Company. Mr. Grist has entered into an agreement with Marcus Southworth to acquire Mr. Southworth’s entire position of 125,000,000 Perk shares.

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MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL No. 1: ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, seven directors will be elected to serve a one-year term or until the next annual stockholders meeting or until such director's successor shall have been elected and qualified following such director’s earlier death, resignation or removal.

Our Board has nominated Nelson Grist, as a Director of the Company. All nominees are currently members of the Board.

Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Name	Age (1)	Position
Nelson Grist		Chairman, CEO and Director

(1)	As of April 12, 2021

Set forth below is certain information with respect to each director nominee:

Nelson Grist – President, Chief Executive Officer, Chief Financial Officer, Secretary and Director

Perk International, Inc.

Mr. Grist is a highly accomplished, result-driven Entrepreneur with more than 29 years of business experience, including extensive work in raising capital (equity and debt), marketing and corporate finance. Mr. Grist is well versed SEC rules and regulations. In addition, Mr. Grist has demonstrated the ability to streamline business operations that drive growth and increase efficiency and bottom-line profits. Mr. Grist has strong qualifications in developing and implementing financial controls and processes in addition to productivity improvements and change management.

Mr. Grist currently serves as the Chief Executive Officer and member of the Board of Directors of Perk International, Inc. He has held these positions since July 2020. Additionally, Mr. Grist has served as Chief Executive Officer and member of the Board of Directors of For the Earth Corp since 2008. For the Earth Corp markets and sells Natural and Organic Household Cleaners. Mr. Grist currently serves as the Chief Executive Officer and President of XGAURD360 Corporation. He has held these positions since October 2019. XGAURD360 Corporation provides sanitization services for high school athletic teams.

Mr. Grist served as the Chief Executive Officer and President of Therapeuo Health Corporation (“Therapeuo”) from January 20, 2019 until July 19, 2020. Further, Mr. Grist was the Chief Executive Officer and President of Eon Holdings Corporation (“Eon”) from August 20, 2019 until July 19, 2020.

Mr. Grist built the foundation of his career at the HJ Heinz Company from 1991 to 2000. Mr. Grist began his career at HJ Heinz Company as a Sales Representative and was eventually promoted to National Sales Manager. Mr. Grist implemented several innovative programs that resulted in significant increased sales throughout his assigned territory. Further, Mr. Grist added several cost-cutting measures to the marketing of Heinz products that contributed to the increased profitability of the overall company.

Mr. Grist also served as a Senior Business Manager for Daymon Worldwide. Mr. Grist was charged with developing new product lines for marketing clients. Mr. Grist also developed marketing plans for clients to increase strategic growth.

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Mr. Grist has a demonstrated track record of driving profitable growth, collaborating with cross-functional operations, finance, R&D, culinary, and brand management teams. Mr. Grist has strong analytical and financial acumen. Mr. Grist is well versed in creation and execution of aggressive business plans, budget and strategy.

In 2011 Mr. Grist completed a reverse merger with For The Earth Corporation which became a non-reporting publicly traded company on the OTC Pink. For The Earth Corporation filed a Regulation A offering in 2019 and was qualified. Unfortunately, the Regulation A offering was never funded and expired on August 8, 2020.

Therapeuo Health Corporation and Eon Holdings Corporation are companies that have previously been managed by Mr. Grist (see above). Therapeuo Health Corporation and Eon Holdings Corporation are currently being dissolved in order for Mr. Grist to devote more of his time to the Company.

Required Vote

Regarding the election of directors, if a quorum is present, a majority of the votes properly cast for election of directors is sufficient to elect directors. Votes to withhold authority are considered properly cast; broker non-votes are not treated as votes cast. As a result, banks and brokers will not be able to vote on the election of directors without instructions from the beneficial owners. We encourage all stockholders who hold shares through a bank, broker, or other holder of record to provide voting instructions to such parties to ensure that their shares are voted at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL No. 1.

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PROPOSAL No. 2: RATIFICATION OF THE ACTIONS OF THE CUSTODIAN OF THE COMPANY

On November 10, 2016, pursuant to Section 78.347 of the Nevada Revised Statutes, Barton Hollow, LLC was appointed custodian of the Company pursuant to an order of the District Court of Clark County, Nevada. The Board is requesting the shareholders ratify all of the actions taken by the Custodian.

Actions Taken by the Company’s Custodian

On November 10, 2016, Barton Hollow, LLC (“Barton Hollow”) was appointed as Custodian of the Company by Order of the District Court of Clark County Nevada. Barton Hollow, as Custodian of the Company was required to reinstate the Company, hold a stockholder meeting, name a registered agent for the Company in the state of Nevada, submit a report to the Court of actions taken at the stockholder meeting and file a disclosure with the Secretary of State amending the Articles of Incorporation.

The Company is holding a stockholder meeting on June 10, 2021. The Company has appointed Nevada Registered Agent LLC, as its registered agent in Nevada.

Required Vote

In order to become effective, the proposal to ratify the actions taken by Barton Hollow LLC requires the affirmative vote of the majority of shares present virtually online or represented by proxy at the Annual Meeting and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE ACTIONS TAKEN BY THE CUSTODIAN OF THE COMPANY.

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BOARD MEETINGS AND COMMITTEES; ANNUAL MEETING ATTENDANCE

Our Board of Directors currently consists of one director. He is: Nelson Grist.

During our last fiscal year, our Board met a total of nine times. Each of our directors attended no less than 100% of our director meetings.

An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the board of directors of the Corporation or a duly authorized committee thereof. Except as otherwise required by law, special meetings of stockholders of the Company for any purpose(s) may be called at any time only by or at the direction of (a) the board of directors of the Company, (b) the chairman of the board of directors or (c) two or more directors.

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend, and historically more than a majority have done so either in person or made themselves available by telephone.

EXECUTIVE COMPENSATION

The Summary Compensation Table summarizes the total compensation of our named executive officers (“NEOs”) for the fiscal year ended December 31, 2020, and the prior two fiscal years to the extent required under the SEC rules.

Summary Compensation Table

				Stock	Option	Non- Equity Incentive Plan	Change in Pension Value and Nonqualified Deferred Compensation	All Other
Name and Principal Position	Year	Salary	Bonus (1)	Awards	Awards (1)	Compensation	Earnings	Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Nelson Grist	2020	$–	–	$–	$–	$–	–	$–	$–
Chief Executive Officer (2)

(1)	The amounts reported reflect the aggregate grant fair value of option awards granted during the year as computed in accordance with FASB ASC Topic 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to market based vesting conditions.

(2)	Nelson Grist was appointed as Chief Executive Officer on July 1, 2020.

Narrative to Summary Compensation Table

2020 Salaries

The named executive officer received a base salary to compensate him for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component reflecting the executive’s skill set, experience, role and responsibilities.

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STOCKHOLDER PROPOSALS

For nominations or other business to be properly brought before an annual meeting by a stockholder and for nominations to be properly brought before a special meeting by a stockholder in each case pursuant to Section 2.12, the stockholder of record must have given timely notice thereof in writing to the secretary of the Corporation, and, in the case of business other than nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as stated in the Bylaws) of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The notice must be provided by a stockholder of record and must set forth specific criteria as defined in the Articles of Incorporation. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to stockholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the proxy materials who wishes to receive his or her own copy. Requests should be directed to the attention of our Corporate Secretary by mail to Perk International, Inc., 2375 East Camelback Rd, Suite 600, Phoenix, AZ 85016.

OTHER MATTERS

Upon written request addressed to our Corporate Secretary at 2375 East Camelback Rd, Suite 600 Phoenix, AZ 85016 from any person solicited herein, we will provide, at no cost, a copy of our fiscal 2020 Annual Report on Form 10-K as filed with the SEC.

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

the ANNUAL Meeting

The Annual Meeting of Stockholders will be held in person at Embassy Suites, 202 Tamiami Trail, Sarasota FL, 34236 on June 10, 2021 at 3:00 PM eastern standard time.

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